Exhibit 99.1

Financial News Release

Advanced Energy Announces First Quarter 2021 Results

●	Q1 revenue was $352 million, above the guidance midpoint of $350 million
●	GAAP EPS from continuing operations was $0.99
●	Non-GAAP EPS was $1.29, above the guidance midpoint of $1.25
●	Q1 operating cash flow from continuing operations exceeded $54 million

DENVER, Colo., May 5, 2021 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), a global leader in highly engineered, precision power conversion, measurement, and control solutions, today announced financial results for the first quarter ended March 31, 2021.

“Financial results for the first quarter reflected strong market demand, with double-digit year over year revenue growth and a record quarter in Semiconductor,” said President and CEO Steve Kelley. “We see demand increasing through the balance of the year with tailwinds across all of our markets. We are focused on executing our strategy to grow faster than the market and accelerate earnings growth.”

First Quarter Results

Sales were $351.6 million in the first quarter of 2021, compared with $371.0 million in the fourth quarter of 2020 and $315.5 million in the first quarter of 2020.

GAAP net income from continuing operations was $38.4 million or $0.99 per diluted share in the quarter, compared with $41.9 million or $1.09 per diluted share in the prior quarter, and $18.4 million or $0.48 per diluted share in the first quarter of 2020.

Non-GAAP net income was $49.7 million or $1.29 per diluted share in the first quarter of 2021. This compares with $57.3 million or $1.49 per diluted share in the fourth quarter of 2020, and $34.9 million or $0.91 per diluted share in the first quarter of 2020.

A reconciliation of non-GAAP measures is provided in the tables below.

The company generated $54.3 million of operating cash from continuing operations during the quarter, made debt principal payments of $4.4 million, and paid $3.9 million in a quarterly dividend.

Discontinued Operations

The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for all purposes. Further financial detail regarding the amounts related to the discontinued inverter business is available in the company’s 2020 Annual Report on Form 10-K.

Second Quarter 2021 Guidance

Based on the company’s current view, beliefs and assumptions, guidance for the second quarter of 2021 is within the following ranges.

Q2 2021
Revenues	$360M +/- $15M
GAAP EPS from continuing operations	$1.00 +/- $0.15
Non-GAAP EPS	$1.25 +/- $0.15

Conference Call

Management will host a conference call today, May 5, 2021 at 8:30 a.m. Eastern Time to discuss Advanced Energy’s financial results. To register for the call please use this link (www.directeventreg.com/registration/event/1368934). A webcast will also be available on the company’s investors web page at ir.advancedenergy.com.

About Advanced Energy

Advanced Energy (Nasdaq: AEIS) is a global leader in the design and manufacturing of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. AE’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial, manufacturing, telecommunications, data center computing and healthcare. With engineering know-how and responsive service and support around the globe, the company builds collaborative partnerships to meet technology advances, propel growth for its customers and innovate the future of power. Advanced Energy has devoted four decades to perfecting power for its global customers and is headquartered in Denver, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance.

For more information, contact:

Brian Smith

Advanced Energy

(970) 407-6555

brian.smith@aei.com

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. Beginning in the second quarter of 2020, Advanced Energy’s non-GAAP measures exclude non-cash unrealized foreign currency gains or losses that result from remeasurement to functional currency long-term obligations related to pension and operating lease liabilities as the remeasurement does not represent current economic exposure and is unrelated to our overall operating performance. These long-term obligations were acquired in connection with the Artesyn acquisition and the company previously used derivatives to hedge the exposure;

however, the company has determined it will no longer hedge these non-economic exposures. The tax effect of our non-GAAP adjustments represents the anticipated annual tax rate applied to each non-GAAP adjustment after consideration of their respective book and tax treatments.

The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges, non-economic foreign currency remeasurements, and other cash charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8-K regarding this release furnished today to the Securities and Exchange Commission.

Forward-Looking Statements

The company’s guidance with respect to anticipated financial results, potential future growth and profitability, future business mix, expectations regarding future market trends, future performance within specific markets and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the risks and uncertainties related to the integration of Artesyn Embedded Power including the optimization and reduction of our global manufacturing sites; (e) the continuing spread of COVID-19 and its potential adverse impact on our product manufacturing, research and development, supply chain, services and administrative operations; (f) supply chain disruptions and component shortages that may impact the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; (g) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (h) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (i) the accuracy of the company’s assumptions on which its financial statement projections are based; (j) the impact of product price changes, which may result from a variety of factors; (k) the timing of orders received from customers; (l) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (m) unanticipated changes to management’s estimates, reserves or allowances; (n) changes and adjustments to the tax expense and benefits related to the U.S. tax reform that was enacted in late 2017; and (o) the impact of political, economic and policy tensions and conflicts between China and the United States including, but not limited to, trade wars and export restrictions between the two countries, China’s national security law for Hong Kong, and China’s expansion of control over the South China Sea, any of which could negatively impact our customers’ and our presence, operations, and financial results. These and other risks are described in Advanced Energy’s Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advanced-energy.com or by contacting Advanced Energy’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended
	March 31,		December 31,
	2021	2020	2020
Sales, net	$351,620	$315,456	$370,969
Cost of sales	214,117	203,225	225,420
Gross profit	137,503	112,231	145,549
	39.1%	35.6%	39.2%
Operating expenses:
Research and development	40,168	34,770	36,529
Selling, general, and administrative	46,731	45,991	42,944
Amortization of intangible assets	5,384	5,006	5,065
Restructuring expense	1,038	656	5,226
Total operating expenses	93,321	86,423	89,764
Operating income	44,182	25,808	55,785

Other income (expense), net	(507)	(3,510)	(6,221)
Income from continuing operations, before income taxes	43,675	22,298	49,564
Provision (benefit) for income taxes	5,284	3,900	7,703
Income from continuing operations	38,391	18,398	41,861
Income (loss) from discontinued operations, net of income taxes	310	(320)	—
Net income	38,701	18,078	41,861
Income from continuing operations attributable to noncontrolling interest	33	15	20
Net income attributable to Advanced Energy Industries, Inc.	$38,668	$18,063	$41,841

Basic weighted-average common shares outstanding	38,328	38,358	38,280
Diluted weighted-average common shares outstanding	38,583	38,570	38,533

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$1.00	$0.48	$1.09
Diluted earnings per share	$0.99	$0.48	$1.09

Discontinued operations:
Basic earnings (loss) per share	$0.01	$(0.01)	$—
Diluted earnings (loss) per share	$0.01	$(0.01)	$—

Net income:
Basic earnings per share	$1.01	$0.47	$1.09
Diluted earnings per share	$1.00	$0.47	$1.09

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)

	March 31,	December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$509,910	$480,368
Marketable securities	2,854	2,654
Accounts and other receivable, net	236,916	235,178
Inventories	247,567	221,346
Income taxes receivable	5,321	4,804
Other current assets	37,514	35,899
Total current assets	1,040,082	980,249

Property and equipment, net	112,842	114,731
Operating lease right-of-use assets	100,924	103,858
Deposits and other assets	17,740	19,101
Goodwill and intangible assets, net	377,383	378,922
Deferred income tax assets	50,280	50,801
Total assets	$1,699,251	$1,647,662

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$162,616	$125,224
Other accrued expenses	131,411	137,081
Current portion of long-term debt	17,500	17,500
Current portion of operating lease liabilities	15,346	16,592
Total current liabilities	326,873	296,397

Long-term debt	300,297	304,546
Non-current liabilities	225,806	231,379
Long-term liabilities	526,103	535,925

Total liabilities	852,976	832,322

Advanced Energy stockholders' equity	845,641	814,739
Noncontrolling interest	634	601
Total stockholders’ equity	846,275	815,340
Total liabilities and stockholders’ equity	$1,699,251	$1,647,662

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

(in thousands)

	Three Months Ended March 31,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$38,701	$18,078
Income (loss) from discontinued operations, net of income taxes	310	(320)
Income from continuing operations, net of income taxes	38,391	18,398

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	12,721	11,616
Stock-based compensation expense	5,701	3,048
Provision (benefit) for deferred income taxes	(5)	(1,265)
Discount on notes receivable	—	721
Net loss on disposal of assets	275	173
Changes in operating assets and liabilities, net of assets acquired	(2,819)	(3,751)
Net cash from operating activities from continuing operations	54,264	28,940
Net cash from operating activities from discontinued operations	(185)	(418)
Net cash from operating activities	54,079	28,522

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of marketable securities	—	10
Issuance of notes receivable	—	(1,000)
Proceeds from sale of property and equipment	6	—
Purchases of property and equipment	(8,817)	(6,134)
Acquisitions, net of cash acquired	(3,604)	—
Net cash from investing activities from continuing operations	(12,415)	(7,124)
Net cash from investing activities from discontinued operations	—	—
Net cash from investing activities	(12,415)	(7,124)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on long-term borrowings	(4,375)	(4,375)
Dividend payments	(3,854)	—
Purchase and retirement of common stock	—	(7,248)
Net payments related to stock-based award activities	(4,214)	(2,171)
Net cash from financing activities from continuing operations	(12,443)	(13,794)
Net cash from financing activities from discontinued operations	—	—
Net cash from in financing activities	(12,443)	(13,794)

EFFECT OF CURRENCY TRANSLATION ON CASH	321	(1,505)

NET CHANGE IN CASH AND CASH EQUIVALENTS	29,542	6,099
CASH AND CASH EQUIVALENTS, beginning of period	480,368	346,441
CASH AND CASH EQUIVALENTS, end of period	509,910	352,540
Less cash and cash equivalents from discontinued operations	—	—
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$509,910	$352,540

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Sales by Product Line	Three Months Ended
	March 31,		December 31,
	2021	2020	2020
Semiconductor Equipment	$180,716	$133,625	$165,757
Industrial and Medical	78,415	61,979	93,769
Data Center Computing	59,154	86,183	65,299
Telecom and Networking	33,335	33,669	46,144
Total	$351,620	$315,456	$370,969

Net Sales by Geographic Region	Three Months Ended
	March 31,		December 31,
	2021	2020	2020
United States	$131,598	$116,697	$142,102
North America (excluding United States)	26,247	47,634	40,999
Asia	149,591	110,975	144,505
Europe	40,422	39,136	41,919
Other Countries	3,762	1,014	1,444
Total	$351,620	$315,456	$370,969

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended
	March 31,		December 31,
	2021	2020	2020
Gross profit from continuing operations, as reported	$137,503	$112,231	$145,549
Adjustments to gross profit:
Stock-based compensation	350	222	122
Facility expansion, relocation costs and other	1,838	1,543	741
Acquisition-related costs	8	5,141	25
Non-GAAP gross profit	$139,699	$119,137	$146,437
Non-GAAP gross margin	39.7%	37.8%	39.5%

Operating expenses from continuing operations, as reported	$93,321	$86,423	$89,764
Adjustments:
Amortization of intangible assets	(5,384)	(5,006)	(5,065)
Stock-based compensation	(5,351)	(2,826)	(2,483)
Acquisition-related costs	(2,028)	(2,836)	387
Facility expansion, relocation costs and other	(51)	(385)	(443)
Restructuring charges	(1,038)	(656)	(5,226)
Non-GAAP operating expenses	79,469	74,714	76,934
Non-GAAP operating income	$60,230	$44,423	$69,503
Non-GAAP operating margin	17.1%	14.1%	18.7%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended
	March 31,		December 31,
	2021	2020	2020
Income from continuing operations, less non-controlling interest, net of income taxes	$38,358	$18,383	$41,841
Adjustments:
Amortization of intangible assets	5,384	5,006	5,065
Acquisition-related costs	2,036	7,977	(362)
Facility expansion, relocation costs and other	1,889	1,928	1,184
Restructuring charges	1,038	656	5,226
Unrealized foreign currency (gain) loss	(2,202)	—	3,786
Acquisition-related and other costs included in Other income (expense), net	87	—	90
Tax effect of Non-GAAP adjustments	(1,284)	(1,370)	(1,532)
Non-GAAP income, net of income taxes, excluding stock-based compensation	45,306	32,580	55,298
Stock-based compensation, net of taxes	4,362	2,363	1,993
Non-GAAP income, net of income taxes	$49,668	$34,943	$57,291

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended
	March 31,		December 31,
	2021	2020	2020
Diluted earnings per share from continuing operations, as reported	$0.99	$0.48	$1.09
Add back (subtract):
Per share impact of Non-GAAP adjustments, net of tax	0.30	0.43	0.40
Non-GAAP per share earnings	$1.29	$0.91	$1.49

Reconciliation of Q2 2021 Guidance
	Low End	High End

Revenue	$345 million	$375 million

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$0.85	$1.15
Stock-based compensation	0.08	0.08
Amortization of intangible assets	0.13	0.13
Restructuring and other	0.08	0.08
Tax effects of excluded items	(0.04)	(0.04)
Non-GAAP earnings per share	$1.10	$1.40